UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    December 9, 2004

                              IMMUNICON CORPORATION
               (Exact name of registrant specified in its charter)

           Delaware                    000-50677                 23-2269490
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(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)

3401 Masons Mill Rd., Suite 100, Huntingdon Valley, Pennsylvania         19006
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            (Address of principal executive offices)                  (Zip Code)

Registrant's telephone, including area code:    (215) 830-0777

                                 Not applicable.
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         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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      CFR 230.425)

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|_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13a-4(c))

      Potential persons who are to respond to the collection of   SEC 873 (6-03)
      information contained in this form are not required to
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      control number.

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Item 8.01 Other Events

      On December 9, 2004, Immunicon Corporation issued a press release announcing that its CellTracks(R) Endothelial Cell Kit has been released for sale for Research Use Only (RUO). The CellTracks(R) Endothelial Cell Kit is used in conjunction with Immunicon's CellTracks(R) AutoPrep System for blood sample preparation and the Immunicon CellSpotter(R) Analyzer to capture, count and characterize circulating endothelial cells from whole blood.

      A copy of Immunicon's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

      The information in this Current Report on Form 8-K, including the exhibit hereto, is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Exhibits

      (c) Exhibits.

            99.1 - Press release dated December 9, 2004.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               IMMUNICON CORPORATION

Date: December 9, 2004         By:    /s/ JAMES G. MURPHY
                               Name:  James G. Murphy
                                      ------------------------------------------
                               Title: Senior Vice President, Finance and
                                      Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number    Document
--------------    --------
99.1              Press release dated December 9, 2004.